UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2010

GIGGLES N’ HUGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53948	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. Green Valley Pkwy. Suite 440-484 Henderson, Nevada	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 879-8565

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Change in Registrant’s Certifying Accountant.

On November 8, 2010, the Registrant dismissed Seale & Beers, CPAs by vote of the Board of Directors as the Registrant’s principal certified independent accounting firm.  None of the reports of Seale & Beers, CPAs on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Seale & Beers, CPAs’ report on its financial statements as of and for either of the past two fiscal years ended December 31, 2009 and 2008.

During the Registrant’s two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with Seale & Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Seale & Beers, CPAs’ satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On November 8, 2010, the Board of Directors approved the engagement of, and the Registrant did on such same date engage, De Joya Griffith & Company, LLC, as its independent registered public accounting firm commencing November 8, 2010, for the fiscal year ended December 31, 2010.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Seale & Beers, CPAs with a copy of the disclosures under this Item 4.01 and has requested that Seale & Beers, CPAs provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  A copy of Seale & Beers, CPAs letter to the Commission is attached herewith as Exhibit 16.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.2	Letter from Seale & Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGGLES N’ HUGS, INC.

By: /S/ Tracie Hadama
Tracie Hadama, President

Date:  December 2, 2010